                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 20, 1999



                                THERMATRIX INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-20819                  94-2958515
----------------------------   ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)



                       308 North Peters Road, Suite 100
                          Knoxville, Tennessee 37922
         (Address of principal executive offices, including zip code)

                                (423) 539-9603
             (Registrant's telephone number, including area code)

Item 6.   Resignation of Directors

On December 20, 1999 Mr. Robi Blumenstein and Mr. Joseph W. Sutton resigned as members of the Board of Directors of the Registrant because they could not devote sufficient time to their duties in light of the demands of their primary employment.



Item 7.   Financial Statements, Pro Forma Financial Information And Exhibits

(c)  Exhibits

     6-1  Letter of resignation Mr. Robi Blumenstein
     6-2  Letter of resignation Mr. Joseph W. Sutton

                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THERMATRIX INC.

Dated:February 22, 2000                  By:  /s/ Daniel S. Tedone
                                              ----------------------------
                                              Daniel S. Tedone, Executive
                                              Vice President and Chief
                                              Financial Officer